UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2015

EVENTURE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	27-4387595
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3420 Bristol Street, 6th Floor

Costa Mesa, California 92626

(855) 986-5669

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - Changes in Registrant’s Certifying Accountant

On October 16, 2015, Eventure Interactive Inc. (“Eventure,” the “Company,” “we,” “our,” and “us”) notified its independent registered public accounting firm, GBH CPAs, PC (“GBH”), that the Company had decided to change auditors and was therefore dismissing GBH, effective immediately.  The Company’s decision was approved by the Company’s board of directors, acting as the audit committee, on that same day, and concurrent with GBH’s dismissal, the board of directors appointed BF Borgers CPA PC (“Borgers”) as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2014 and 2013, and through October 16, 2015, neither the Company nor anyone acting on its behalf consulted Borgers regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Borgers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of GBH regarding the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2014 and 2013, and through October 16, 2015, the Company did not (i) have any disagreements (as defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GBH, would have caused it to make reference thereto in connection with its reports; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided GBH with a copy of this disclosure on October 16, 2015 and requested that GBH furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the letter, dated October 19, 2015, is filed as Exhibit 16.1 to this current report on Form 8-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Number	Exhibit

16.1	Letter from GBH CPAs, PC to the SEC

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENTURE INTERACTIVE, INC.

Date: October 19, 2015	By:	/s/ Michael Rountree
Michael Rountree
Chief Financial Officer